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                                                                   Exhibit 10(w)


                         2000 DECLARATION OF AMENDMENT
                            TO THE BB&T CORPORATION
                    SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                       FOR HIGHLY COMPENSATED EMPLOYEES


     THIS DECLARATION OF AMENDMENT, made the 24th day of October, 2000, by BB&T Corporation (the "Company"), as sponsor of the BB&T Corporation Supplemental Defined Contribution Plan for Highly Compensated Employees (the "Plan").

                               R E C I T A L S :
                               - - - - - - - -

     It is deemed advisable for the Company to amend the Plan to allow a designated officer of the Company to amend the Plan to provide for the merger or consolidation of another plan into the Plan.

      NOW, THEREFORE, it is declared, that effective as of the date hereof, the Plan shall be and hereby is amended by inserting the following new material after the second sentence of Section 13:

      "Notwithstanding the foregoing, and until otherwise decided by the Board, the officer of the Company specifically designated in resolutions adopted by the Board shall have the authority to amend the Plan to provide for the merger or consolidation of another non-qualified defined contribution plan into this Plan, and in connection therewith, to set forth any special provisions that may apply to the participants in such other plan on an Exhibit attached hereto."

      IN WITHNESS WHEREOF, this Amendment has been executed by the Company as of the day and year first above written.


                                                  BB&T CORPORATION

                                                  By:  /s/ Robert E. Greene
                                                     ---------------------------
                                                       President

Attest:

  /s/ Jerone C. Herring
--------------------------------
      Secretary


[Corporate Seal]

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